NAIC GROWTH FUND, INC.
2002 SEMI-ANNUAL REPORT


n-30d


Contents
Report to Shareowners	 	 		         2
Statement of Assets and Liabilities			 3
Statement of Operations					 4
Statements of Changes in Net Assets		 	 5
Financial Highlights					 6
Portfolio of Investments				 7
Notes to Financial Statements				10
2002 Annual Meeting					13
Change in Accountants					14
NAIC Growth Fund, Inc., Board of Directors		15
Shareowner Information					16



Report to Shareowners:
June 30, 2002

		The first six months of 2002 has been trying for all investors. A combination of events sent the stock market reeling. The war on terrorism lingers on along with the burst bubble of the tech stocks, a slower than anticipated recovery in the world economies and questionable accounting practices by some corporations.
		Investor confidence is at a low point, with many newer investors exiting the stock market. All of this has led to a gigantic drop in stock prices. In 2001, the Dow Jones Industrial Average was down 7.1% and the S&P 500 declined 13.0%. For the first six months of this year, they have eroded further, down 7.8% and 13.7% respectively. The Nasdaq is still the hardest hit. After a fall of 21.1% in 2001, another 25.0% has been lost this year. In the first half of 2002, the NAV for the Fund is down 3.4%.

		For the most part, the managers have been holding stocks, although there have been few sales earlier in the year. Positions that were eliminated included ADC Telecommunications, American
Power Conversion, CenturyTel, Clayton Homes, Dana, EMC
Corporation, McDonald's and Molex.  The result was approximately
$655,000 in long-term gains. The managers also trimmed positions with sales of 5,000 shares of Citigroup and 5,000 shares of Household international realizing about $550,000 in long-term capital gains.
		In addition to stocks prices retreating, dividend increases in stocks held have been at a much lower rate than in past years. Yields on money market funds and T-bills are also down. As a result, the Fund had less income this year than in the past. The Board of Directors voted not to pay a semi-annual dividend. Some steps have been taken to increase the total yield on the portfolio without trying to sacrifice growth.

Thomas E. O'Hara	                Kenneth S. Janke
Chairman		                President


NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2002  (unaudited)

ASSETS

Investment securities
   -at market value (cost $8,973,010)	      $18,970,905
Short-term investments
   -at amortized cost				3,993,993
Cash and cash equivalents			1,071,833
Dividends & interest receivable 		   41,871
Prepaid insurance		  	            1,550
Prepaid fees		  	                   15,000

			                       24,095,152
LIABILITIES

Dividends payable		       0
Accounts payable		  47,601	   47,601

TOTAL NET ASSETS			      $24,047,551


SHAREOWNERS' EQUITY

 Common Stock-par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 2,247,006 shares	      $     2,248
Additional Paid-in Capital		       12,922,383
Undistributed net investment income		   19,751
Undistributed net realized gain on investments	1,105,274
Unrealized appreciation of investments		9,997,895


SHAREOWNERS' EQUITY			      $24,047,551

NET ASSET VALUE PER SHARE		      $     10.70



See notes to financial statements



NAIC Growth Fund, Inc.
Statement of Operations
For the six months ended June 30, 2002 (unaudited)

INVESTMENT INCOME

     Interest		                       $   41,303
     Dividends		                          159,333

		                                  200,636
EXPENSES

     Advisory fees	               92,594
     Legal fees	                       24,198
     Transfer agent & custodian fees   18,400
     Insurance	                        9,300
     Audit fees	                        9,000
     Printing	                        6,255
     Other fees & expenses	        5,670
     Mailing & postage	                5,430
     Other Professional Services	4,000
     Annual shareowners' meeting	3,300
     Directors' fees & expenses	        3,045


     Net Expenses		                  181,192

          Net investment income		           19,444

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
      Proceeds from sale of
         investment securities      2,226,603
      Cost of investment
         securities sold            1,121,328
       Net realized gain on
         investments                             1,105,275
     Unrealized appreciation of investments:
      Unrealized appreciation at
         beginning of year         11,952,273
      Unrealized appreciation
         at end of year             9,997,895
       Net change in unrealized
	 appreciation on investments            (1,954,378)
       Net realized and unrealized
	 loss on investments                      (849,103)

NET DECREASE FROM OPERATIONS		        $ (829,659)

See notes to financial statements


NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
			     six months ended     year ended
			        June 30, 2002  December 31,2001

FROM OPERATIONS:

Net investment income	            $   19,444  $   79,412
Net realized gain on investments     1,105,275	 1,370,543
Net change in unrealized
     appreciation on investments    (1,954,378) (1,854,878)
  Net decrease/increase from
     operations                       (829,659)   (404,923)
DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income	                     0	    80,695
Net realized gain from investment
     transactions                            0   1,370,543
   Total distributions	                     0	 1,451,238

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment	               869,088	 1,607,357
Cash purchases	                        98,913	   230,222
   Net increase from capital stock
      transactions                     968,001   1,837,579
     Net increase/(decrease) in
      net assets                       138,342    (18,582)

TOTAL NET ASSETS:

Beginning of period	           $23,909,209 $23,927,791

End of period (including
     undistributed net investment
     income of $19,444 and $307,
     respectively                  $24,047,551 $23,909,209


Shares:
Shares issued to common stockholders
     under the dividend reinvestment
     and cash purchase plan             88,164     158,525

Shares at beginning of year          2,158,842	 2,000,317

Shares at end of year	             2,247,006	 2,158,842


See notes to financial statements





  NAIC Growth Fund, Inc.
  Financial Highlights (a)
                           six months ended
                             June 30, 2002    years ended December 31,
	                      (unaudited) 2001  2000   1999   1998   1997


Net asset value at beginning
      of year                  $11.08   $11.96 $11.22 $10.86 $9.56  $7.89

Net investment income             .01      .04    .09    .08   .12    .09
 Net realized and unrealized
      gain
    (loss) on investments        (.39)    (.25)  2.18    .76  1.68   1.99
Total from investment operations (.38)    (.21)  2.27    .84  1.80   2.08

Distribution from:
  Net investment income             -     (.04)  (.09)  (.09) (.11)  (.09)
  Realized gains                    -     (.63) (1.44)  (.39) (.39)  (.32)
    Total distributions             -     (.67) (1.53)  (.48) (.50)  (.41)

Net asset value at end of
    period                     $10.70   $11.08 $11.96 $11.22 $10.86 $9.56

Per share market value,  Ask    11.05    10.75  11.00  10.25  10.75 15.25
    end of period        Bid    10.55    10.25  10.50  10.00  10.25 14.50

Total Investment Return
    Annualized:
Based on market value
    1 year                      5.94%    3.70%  30.90% 2.85% (25.42%) 58.50%
    from inception             11.42%   11.66%  12.57% 10.28% 11.30%  17.84%
Based on net asset value
    1 year                     (6.74%)  (1.59%) 27.27%  7.75% 18.84%  26.43%
    from inception             11.55%   12.42%  13.81% 13.15% 13.79%  13.69%

Net Assets, end of year
    (mil)           $24,047.6 $23,909.2 $23,927.8 $22,351.7 $20,701.2 $17,335.3

Ratios to average net
     assets annualized:
Ratio of expenses to
   average net assets (b)       1.47%    1.57%   1.25%  1.00%  0.83%   0.96%
Ratio of net investment income
   to average net assets (b)    0.16%    0.32%   0.74%   .70%  1.13%   0.96%
Portfolio turnover rate        11.79%    1.77%  10.61%  4.20%  5.87%   6.31%



(a) All per share data for all periods has been restated to reflect the effect of a 15% stock dividend which was declared on august 18, 2000 and paid on September 29, 2000 to shareholders of record on September 18, 2000.
(b) For the years ended 2000, 1999, 1998, & 1997, the adviser voluntarily waived all or a portion of its fees. Had the adviser not done so in 2000, 1999, 1998, & 1997 the ratio of expenses to average net assets would have been 1.44%, 1.37%, 1.39%, & 1.69% and the ratio of net investment income to average net assets would have been 0.55%, 0.32%, 0.57%, & 0.23% for each of these years.


NAIC Growth Fund, Inc.
Portfolio of Investments - June 30, 2002 (unaudited)

%  Common Stock       Shares        Cost      Market


2.3    Auto Replacement

O'Reilly Auto*        20,000    $242,606    $551,200

9.8    Banking

Citigroup             15,000      57,417     581,250
Comerica, Inc.         7,000     257,470     429,800
Bank One Corp.         7,000     212,495     269,360
Huntington Banc.      24,200     221,906     469,965
Synovus Financial     22,000     196,008     605,440

2.0    Building Products

Johnson Controls       6,000      96,895     489,660

5.2    Chemicals

OM Group, Inc.        10,000     344,650     620,000
Polyone Corp.         10,000      88,000     112,500
RPM                   18,000     190,250     274,500
Sigma Aldrich          5,000      94,938     250,750

3.0     Consumer Products

Colgate-Palmolive      8,000      98,500     400,400
Newell Rubbermaid      9,000     237,375     315,540

5.9     Electrical Equipment

Federal Signal        12,000     280,562     288,000
General Electric      20,000     324,991     581,000
Vishay Interch*       25,000     245,379     550,000

1.5     Electronics

Diebold               10,000     269,187     372,400

8.8     Ethical Drugs

Bristol-Myers Squibb   6,000     101,400     154,200
Eli Lilly              6,000      91,687     338,400
Johnson & Johnson      4,000      45,500     209,040
Merck & Co., Inc.     10,000     379,816     506,400
Pfizer, Inc.          18,000     283,820     630,000
Wyeth                  6,000      90,510     307,200

4.4     Financial Services

Household Int'l       14,000     127,866     695,800
State Street Boston    8,000      75,500     357,600

6.2     Food

Albertson's            7,000     235,331     213,220
ConAgra               14,000     254,915     387,100
Heinz, H.J.           10,000     343,075     411,000
McCormick & Co.       20,000     223,975     515,000

6.3     Hospital Supplies

Biomet Corp.          15,750     122,250     427,140
Invacare              10,000     245,375     370,000
Stryker Corp.         14,000     160,063     749,140

1.7     Industrial Services

Donaldson Co.         12,000     162,563     420,480

4.8     Insurance

AFLAC, Inc.           20,000     143,906     640,000
American int'l Group   8,000      67,500     545,840

2.2      Machinery

Emerson Electric Co.  10,000     335,278     535,100

5.2      Multi Industry

Carlisle               8,000     318,631     359,840
Pentair                7,000     171,894     336,560
Teleflex              10,000     277,938     571,500

1.4      Office Equipment

Hon Industries        12,000     283,938     326,640

1.9      Realty Trust

First Industrial
  Realty Trust        14,000     394,963     459,900

1.0      Semiconductor

Intel                 12,000     228,563     219,240

2.4      Soft Drinks

PepsiCo               12,000     205,374     578.400

2.9      Transportation

Sysco Corp.           20,000     142,750     544,400



78.9% Investment
        Securities            $8,973,010  $18,970,905


    Short-term Investments

16.6 United States Treasury Bill,
      Maturing 7/25/02                     $3,993,993

 4.7  Misc. Cash Equivalents                1,130,254
21.3%                                      $5,124,247

Total Investments                         $24,095,152

(0.2%) All other assets less liabilities     (47,601)

100%  TOTAL NET ASSETS                    $24,047,551





* Non-Income Producing Security



Top Ten Holdings - NAIC Growth Fund, 6/30/02

                      Market         % of
Company                Value    Portfolio Investments

Stryker              $749,140         3.9

Household Int'l       695,800         3.7

AFLAC                 640,000         3.4

Pfizer                630,000         3.3

OM Group              620,000         3.3

Synovus Financial     605,440         3.2

Citigroup             581,250         3.1

General Electric      581,000         3.1

PepsiCo               578,400         3.0

Teleflex              571,500         3.0




See notes to financial statements






NAIC Growth Fund, Inc.
Notes to Financial Statements (unaudited)

(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the  "Fund") was organized under
Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareowners may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the
Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to maturity.
Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the united states requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareowners. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.


The following information is based upon Federal income tax cost of portfolio investments as of June 30, 2002:

	Gross unrealized appreciation        $  10,029,329
	Gross unrealized depreciation		  (31,434)

    	    Net unrealized appreciation      $   9,997,895

	Federal income tax cost	             $   8,973,010

Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareowner reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee. A director of the Fund provides professional services to the fund. The fees for those services amounted to $4,000 for the six months ended June 30, 2002.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser - Growth Fund Advisor, Inc., serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.
For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000.

Plan Agent -  Standard Federal Bank (SFB) serves as the Fund's
custodian pursuant to the Custodian Agreement.   As the Fund's
custodian, SFB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. American Stock Transfer & Trust Company serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend
Disbursement Agreements.   Ameriican Stock Transfer & Trust
Company receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the
"Plan") which allows shareowners to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareowners who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareowner participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREOWNERS
No distributions were made this year to date. The tax character of distributions paid during 2001 and 2000 was as follows:
Distributions paid from:	      2001	   2000
   Ordinary income	           $80,695      $186,201
   Long-term capital gain	 1,370,543     2,875,672
			         1,451,238     3,061,873
As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income			 $19,751
Unrealized appreciation		               9,997,895

(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the period ended June 30, 2002, were $1,187,677 and $2,226,603, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The Total Investment Return based on market value assumes that shareowners bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareowners buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.


 2002 ANNUAL MEETING
The 2002 annual meeting of shareholders was held on April 18, 2002 for the following purposes:

1.  To elect a Board of nine (9) Directors;

2. To ratify or reject the selection of Arthur Andersen LLP as independent auditors of the Fund for the calendar year ending
December 31, 2002.

The following Directors were elected for Proposal 1: Thomas O'Hara, Kenneth Janke, Lewis Rockwell, Carl Holth, Peggy Schmeltz,
Cynthia Charles, Benedict Smith, James Lane, and Luke Sims.
Cynthia Charles resigned from the Board of Directors, effective April 18, 2002 due to medical reasons. For Proposal 2, shareholders ratified the selection of Arthur Andersen LLP as independent accountants of the Fund.


Tabulation Report
                                    For    Against  Abstain  Withheld
Proposal 1 - Election of
             Directors

Thomas O'Hara                    1,954,208  49,257
Kenneth Janke                    1,961,438  42,027
Lewis Rockwell                   1,951,638  51,825
Carl Holth                       1,961,242  42,223
Peggy Schmeltz                   1,957,113  46,352
Cynthia Charles                  1,948,645  54,818
Benedict Smith                   1,949,170  54,295
James Lane                       1,959,651  43,814
Luke Sims                        1,975,451  28,012

Proposal 2 - Selection of
      Arthur Andersen LLP        1,428,424  496,983  78,062
Total shares issued and
      outstanding on record date:  2,238,776


CHANGE IN ACCOUNTANTS
At a meeting held on May 9, 2002, the Board of Directors of NAIC
Growth Fund, Inc., at the recommendation of its Audit Committee, approved the engagement of Plante & Moran, LLP as its independent auditors for the fiscal year ending December 31, 2002 to replace the firm of Arthur Andersen LLP ("Andersen"), who were dismissed as the independent auditors of the Fund effective May 9, 2002.

The reports of Andersen on the Fund's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Fund's financial statements for the fiscal years ended December 31, 2001 and 2000 and in the subsequent interim period, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the matter in its report. In addition, there were no reportable events as definedin Item 304(a)(1)(v) of Regulation S-K.

The Fund has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Andersen has informed the Fund that it is no longer furnishing such letters.

The Fund has not had any discussions nor received any written opinion or oral advice from Plante & Moran, LLP during the two most recent fiscal years and in the subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Fund's financial statements.


NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Highland Beach, FL


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Carl A. Holth
Director,
Clinton Twp., MI

Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Highland Beach, FL

Peggy L. Schmeltz
Director,
Bowling Green, OH


Luke E. Sims
Director,
Milwaukee, WI

Shareowner Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago
Stock Exchange is GRF.   You may wish to visit the Chicago Stock
Exchange web site at www.chicagostockex.com.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock without paying commissions. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from American Stock Transfer & Trust Company, P.O. Box 922 Wall Street Station, New York, NY 10038, telephone 1-800-937-5449.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write American Stock Transfer & Trust Company, P.O. Box 922 Wall Street Station,
New York, NY 10038, telephone 1-800-937-5449.

Shareowners or individuals wanting general information or having questions, write NAIC Growth Fund, Inc., P.O. Box 220, Royal Oak,
Michigan 48068. Telephone 877-275-6242 or visit us at our website at www.naicgrowthfund.com.